Motley Fool Global Opportunities ETF
Schedule of Investments
November 30, 2024 (Unaudited)

COMMON STOCKS - 91.2%	Shares	Value
Argentina - 2.1%
MercadoLibre, Inc. (a)	4,907	$9,741,229

Australia - 2.3%
Atlassian Corp. - Class A (a)	40,731	10,735,877

Canada - 10.5%
Brookfield Asset Management Ltd. (b)	267,724	15,303,104
Canadian National Railway Co.	118,774	13,265,868
Waste Connections, Inc.	103,729	19,964,721
		48,533,693

China - 2.2%
Yum China Holdings, Inc. (b)	221,686	10,319,483

France - 1.6%
Vivendi SA (b)	785,591	7,214,188

Germany - 2.0%
Symrise AG	83,152	9,182,484

Ireland - 4.9%
ICON PLC (a)	63,621	13,376,315
Kerry Group PLC - Class A	78,893	7,624,184
Kerry Group PLC - Class A	20,005	1,877,252
		22,877,751

Japan - 3.6%
Nintendo Co. Ltd.	281,112	16,553,131

Kenya - 0.1%
Safaricom PLC	4,000,000	462,428

Netherlands - 0.9%
Universal Music Group NV	164,228	3,958,619

Philippines - 2.2%
International Container Terminal Services, Inc.	1,610,522	10,162,755

Spain - 1.3%
Cellnex Telecom SA (c)	169,101	6,072,125

Taiwan - 2.0%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	48,835	9,017,871

United Arab Emirates - 0.0%(d)
NMC Health PLC (a)(e)	485,482	0

United Kingdom - 6.1%
London Stock Exchange Group PLC	91,262	13,087,363
Rentokil Initial PLC - ADR (b)	459,452	11,734,404
System1 Group PLC	447,260	3,556,954
		28,378,721

United States - 49.4%(f)
Alphabet, Inc. - Class C	96,753	16,495,419
Amazon.com, Inc. (a)	111,669	23,214,868
American Tower Corp.	64,526	13,485,934
Aon PLC - Class A	30,796	12,057,866
Axon Enterprise, Inc. (a)(b)	30,863	19,967,126
BioMarin Pharmaceutical, Inc. (a)	84,394	5,572,536
Comcast Corp. - Class A	220,750	9,534,193
Costco Wholesale Corp. (b)	15,855	15,409,157
DexCom, Inc. (a)	186,197	14,521,504
Equinix, Inc.	14,394	14,127,423
Fastenal Co.	125,454	10,482,936
Mastercard, Inc. - Class A	32,874	17,519,870
Salesforce, Inc.	41,246	13,610,768
SBA Communications Corp.	25,424	5,752,180
Starbucks Corp. (b)	95,516	9,786,569
Waters Corp. (a)(b)	22,100	8,502,312
Watsco, Inc. (b)	33,355	18,398,618
		228,439,279
TOTAL COMMON STOCKS (Cost $240,320,307)		421,649,634

PREFERRED STOCKS - 2.1%	Shares	Value
Germany - 2.1%
Dr Ing hc F Porsche AG 0.00%, (c)	152,959	9,549,633
TOTAL PREFERRED STOCKS (Cost $13,292,973)		9,549,633

SHORT-TERM INVESTMENTS - 17.6%		Value
Investments Purchased with Proceeds from Securities Lending - 17.6%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.93% (g)	81,174,013	81,174,013
TOTAL SHORT-TERM INVESTMENTS (Cost $81,174,013)		81,174,013

TOTAL INVESTMENTS - 110.9% (Cost $334,787,293)		512,373,280
Liabilities in Excess of Other Assets - (10.9)%		(50,131,966)
TOTAL NET ASSETS - 100.0%		$462,241,314
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
AG - Aktiengesellschaft
NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of November 30, 2024. The total market value of these securities was $79,373,889 which represented 17.2% of net assets.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of November 30, 2024, the value of these securities total $15,621,758 or 3.4% of the Fund’s net assets.

(d)	Represents less than 0.05% of net assets.
(e)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of November 30, 2024.

(f)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(g)	The rate shown represents the 7-day annualized effective yield as of November 30, 2024.

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

Motley Fool Global Opportunities ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:

	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$421,649,634	$–	$–	(a)	$421,649,634
Preferred Stocks	9,549,633	–	–		9,549,633
Investments Purchased with Proceeds from Securities Lending(b)	–	–	–		81,174,013
Total Investments	$431,199,267	$–	$–	(a)	$512,373,280

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

(a)	Amount is less than $0.50.
(b)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $81,174,013 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.